Exhibit 99.1







                    Certification of Chief Executive Officer

     Pursuant to 18 U.S.C Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of National Semiconductor Corporation, a Delaware corporation (the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended February 23, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 3, 2003
                                          \s\ Brian L. Halla


                                          Brian L. Halla
                                          President and Chief Executive Officer



     A signed original of this written statement required by section 906 has been provided to National Semiconductor Corporation and will be retained by National Semiconductor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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                    Certification of Chief Financial Officer

     Pursuant to 18 U.S.C Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of National Semiconductor Corporation, a Delaware corporation (the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended February 23, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 3, 2003
                                             \s\ Lewis Chew


                                             Lewis Chew
                                             Senior Vice President, Finance and
                                             Chief Financial Officer



     A signed original of this written statement required by section 906 has been provided to National Semiconductor Corporation and will be retained by National Semiconductor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.